MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO                ANNUAL REPORT


PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Small Cap Portfolio (Class H), the S&P 600 Index and the Russell 2000 Index, from September 28, 1998 through December 31, 1999

              PAINEWEBBER SMALL
               CAP PORTFOLIO (H)    S&P 600 INDEX       RUSSELL 2000 INDEX
              -----------------    --------------       ------------------
 9/98              $10,000            $10,000                  $10,000
10/98              $11,708            $10,464                  $10,408
11/98              $12,575            $11,053                  $10,953
12/98              $13,036            $11,758                  $11,631
 1/99              $12,756            $11,611                  $11,786
 2/99              $11,688            $10,565                  $10,831
 3/99              $11,015            $10,701                  $11,000
 4/99              $11,785            $11,409                  $11,986
 5/99              $12,336            $11,686                  $12,161
 6/99              $12,721            $10,001                  $10,001
 7/99              $12,992             $9,913                   $9,727
 8/99              $12,213             $9,477                   $9,367
 9/99              $11,878             $9,517                   $9,369
10/99              $11,711             $9,493                   $9,406
11/99              $12,823             $9,892                   $9,968
12/99              $13,835            $10,703                  $11,096



AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
-------------------------------------------------------
                                        6 Months     1 Year    Inception*
Class H                                    8.76       6.13       29.45
Class I                                    N/A        N/A         7.51
S&P 600 Index                              7.02      12.41       25.01
Russell 2000 Index                        10.95      21.26       31.66

* Inception: since commencement of issuance on September 28, 1998 for Class H shares and July 6, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

  The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended 1999, the Portfolio's adviser voluntarily waived payment of certain fees (including the distribution fee payable by Class I Shares). Absent this waiver, performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of Mitchell Hutchins Series Trust--Small Cap Portfolio (Class H), the S&P 600 Index and the Russell 2000 Index. Fees and expenses of Class I Shares are higher than those of Class H Shares and the performance of Class I Shares will differ from the performance of Class H Shares. It is important to note the Small Cap Portfolio is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Small Cap Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------
[ICON] All of the major equity markets gained during the year but none more than the NASDAQ Composite, which, propelled by technology stocks, rocketed up 85.59%. The Dow Jones Industrial Average (Dow) and Standard and Poor's 500 Index (S&P
500) saw strong gains of 27.29% and 21.03%, respectively. Throughout the fiscal year, a relatively small number of stocks led the charge, and market breadth fell to a three-year low. In ever-greater numbers, investors chased technology stocks, where earnings growth and positive earnings surprises have been strong. Small-capitalization stocks, as measured by the S&P 600 Index, achieved a modest gain of 12.41% for the fiscal year.

OUTLOOK
Earnings momentum in the technology sector is likely to continue in 2000 as ongoing domestic demand extends overseas. High valuations, however, leave little room for disappointment, and 1999's success will make for difficult earnings comparisons in 2000. This could make careful stock selection more important than ever. We believe that the U.S. equity market should fare reasonably well in 2000, with earnings expected to grow approximately 10-12% or more in an expanding global economy. This positive scenario assumes that the market can absorb an interest-rate increase of limited magnitude.


PORTFOLIO REVIEW
--------------------------------------------------------------------------------
Small cap stocks generally kept pace with large cap stocks during the second half of 1999. The S&P 600 Index, a widely recognized small cap benchmark, rose 7.02% during the period, besting the 5.65% return posted by the Dow and nearly matching the 7.70% gain posted by the S&P 500. The Portfolio's Class H shares returned 8.76% for the period, outperforming both the S&P 600 Index and the Dow.

     Performance was helped by refinements made to the Portfolio's investment process near the end of the second quarter. In May of 1999, the maximum allowable market capitalization for securities held in the Portfolio was raised from $1.0 billion to $1.5 billion, and the minimum required market capitalization was set at $100 million. These moves allowed the Portfolio to increase exposure to the relatively larger capitalization segment of the overall small cap universe (where performance has been strongest), and to reduce exposure to the smallest capitalization segment (where underperformance has been chronic in recent years, despite this sector's ongoing relative undervaluation by all historical standards).

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO                ANNUAL REPORT


PORTFOLIO CHARACTERISTICS VS. S&P 600 INDEX*

                                                            Portfolio    Index
--------------------------------------------------------------------------------
No. of Securities                                              85          600
Average Market Cap. (equal-weighted)                        $659 mm     $621 mm
Price/Earnings Ratio(1)                                      16.3x       16.9x
Price/Book Ratio                                              3.6x        3.3x
Dividend Yield                                                0.2%        1.0%
Long-Term Projected EPS Growth(2)                            21.7%        18.1%
Beta                                                          1.03        1.00
--------------------------------------------------------------------------------

Because the Portfolio primarily employs a value-investing style in pursuit of long-term capital appreciation, it did slightly underperform the Russell 2000 (up 10.95% during the latter half of 1999) which contains a relatively larger fraction of growth companies than does the Portfolio. However, the Portfolio's 30.4% weighting in the strongly performing technology sector allowed it to outperform most strict small cap value funds during the latter half of the year. Such funds generally cannot invest in the growth companies that comprise that sector.

ASSET ALLOCATION*

                          Portfolio % 12/31/99           Portfolio % 6/30/99
--------------------------------------------------------------------------------
Equities                           91.1                         91.5
Cash & Equivalents                  8.9                          8.5
--------------------------------------------------------------------------------
Total                             100.0                        100.0


TOP TEN STOCKS*

Portfolio % 12/31/99                   Portfolio % 6/30/99
--------------------------------------------------------------------------------
Orbotech Ltd.                 3.4      Wackenhut Corp.                      3.6
Piercing Pagoda, Inc.         3.2      DSP Group Inc.                       3.1
Metris Companies Inc.         3.1      Cornell Corrections Inc.             2.5
Intertan Inc.                 2.9      First Cash, Inc.                     2.4
DSP Group Inc.                2.8      Oshap Technologies Ltd.              2.4
First Cash, Inc.              2.8      Quadramed Corp.                      2.4
Stericycle Inc.               2.4      Orbotech Ltd.                        2.2
Viatel, Inc.                  2.3      J. Jill Group Inc.                   2.0
Quadramed Corp.               2.3      DII Group Inc.                       1.9
AHL Services, Inc.            2.3      Fresh America Corp.                  1.9
--------------------------------------------------------------------------------
Total                        27.5      Total                               24.4

* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.
(1)  Based on estimated 2000 earnings per share.
(2) Sources: I/B/E/S and Mitchell Hutchins. I/B/E/S determines the mean values of brokerage analysts' earnings-per-share estimates and projected three- to five-year earnings-per-share growth rates. The investment advisor calculates the Portfolio's projected earnings-per-share growth by taking the simple average of the I/B/E/S means for the Portfolio's holdings.

ANNUAL REPORT


The refinements to our investing style are evident in the rise in the average market capitalization of the equities held in the Portfolio, from $281 million in March 1999 to $659 million at year-end. As we adjusted the Portfolio to a higher market cap, we also began to reduce the number of holdings. At the beginning of the year we held around 150 companies, by June 30, 1999 the number had fallen to 120, and by year-end the Portfolio held only 85 companies.

TOP FIVE SECTORS*

Portfolio % 12/31/99                  Portfolio % 6/30/99
-----------------------------------------------------------------------
Technology                  30.4      Technology                  31.9
Consumer Cyclical           29.3      Consumer Cyclical           30.4
Healthcare                   9.1      Healthcare                   9.0
Financial                    6.8      Financial                    7.5
Basic Materials              5.4      Capital Goods                7.0
-----------------------------------------------------------------------
Total                       81.0      Total                       85.8


During the second half of the year there was little material change to the sector weightings within the Portfolio. Technology (30.4%) remained our largest sector holding, followed by consumer cyclicals (29.3%), healthcare (9.1%) and financial services (6.8%).* This order also remained unchanged from the end of the second quarter.

     Looking forward, we continue to believe that attractively valued stocks exist at both the upper and lower ends of our capitalization range. We intend to pursue our strategy of guiding the Portfolio so that average market cap does not deviate too far from the S&P 600's median market cap ($621 million at year-end
1999). During January 2000, we began to de-emphasize technology stocks because of their extremely high valuations. We expect to underweight the Portfolio's technology holdings relative to the S&P 600 Index, and to increase the Portfolio's weightings in basic materials, capital goods and energy.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/Margo Alexander                /s/Brian M. Storms

MARGO ALEXANDER                   BRIAN M. STORMS
Chairman and                      President and
Chief Executive Officer           Chief Operating Officer
Mitchell Hutchins                 Mitchell Hutchins
Asset Management Inc.             Asset Management Inc.



* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


PORTFOLIO OF INVESTMENTS                                   DECEMBER 31, 1999

Number of
 Shares                                                        Value
---------                                                   ------------
COMMON STOCKS--92.02%
AGRICULTURE, FOOD & BEVERAGE--0.43%
         900   Performance Food Group Co.* ..............   $      21,938
                                                            -------------
APPAREL, RETAIL--3.74%
       3,900   Childrens Place Retail Stores, Inc.*(1) ..          64,106
       1,036   Pacific Sunwear of California, Inc.* .....          33,022
       5,007   Wilsons The Leather Experts Inc.* ........          92,317
                                                            -------------
                                                                  189,445
                                                            -------------
APPAREL, TEXTILES--0.46%
       8,213   Florsheim Group, Inc.* ...................          23,099
                                                            -------------
BANKS--0.51%
       1,000   Cullen Frost Bankers Inc. ................          25,750
                                                            -------------
CHEMICALS--1.72%
       2,700   Spartech Corp. ...........................          87,075
                                                            -------------
COMPUTER HARDWARE--0.53%
         450   Kronos, Inc.* ............................          27,000
                                                            -------------
COMPUTER SOFTWARE--5.80%
       1,200   AVT Corp.* ...............................          56,400
       3,882   Caere Corp.* .............................          28,387
      13,271   Quadramed Corp.* .........................         115,707
       3,252   Tecnomatix Technologies Ltd.* ............          93,495
                                                            -------------
                                                                  293,989
                                                            -------------
CONSTRUCTION--1.22%
       2,059   Elcor Corp. ..............................          62,027
                                                            -------------
DIVERSIFIED RETAIL--1.23%
       2,718   Shopko Stores, Inc.* .....................          62,514
                                                            -------------
DRUGS & MEDICINE--4.75%
       1,300   Alpharma, Inc. ...........................          39,975
       1,700   Amerisource Health Corp.* ................          25,819
       1,500   Cephalon Inc.* ...........................          51,844
       4,629   Noven Pharmaceuticals Inc.* ..............          83,901
       1,700   Polymedica Industries Corp.* .............          39,312
                                                            -------------
                                                                  240,851
                                                            -------------
ELECTRIC UTILITIES--1.89%
       1,500   Calpine Corp.* ...........................          96,000
                                                            -------------
ELECTRICAL EQUIPMENT--10.85%
         400   CTS Corp. ................................          30,150
       1,539   DSP Group Inc.* ..........................         143,127
       2,217   Orbotech Ltd.* ...........................         171,817
         600   Pinnacle Systems, Inc.* ..................          24,413
       1,456   Polycom, Inc.* ...........................          92,729
       1,168   Xircom, Inc.* ............................          87,600
                                                            -------------
                                                                  549,836
                                                            -------------
ELECTRICAL POWER--0.46%
       1,075   Hughes Supply Inc. .......................          23,180
                                                            -------------
ENERGY RESERVES & PRODUCTION--0.41%
       1,000   Triton Energy Ltd.* ......................   $      20,625
                                                            -------------
ENTERTAINMENT--0.65%
       2,950   Funco, Inc.* .............................          33,003
                                                            -------------
ENVIRONMENTAL SERVICES--2.74%
       6,645   Stericycle Inc. * ........................         125,009
       5,098   Thermatrix Inc. * ........................           4,461
       1,800   Thermo Ecotek Corp.* .....................           9,562
                                                            -------------
                                                                  139,032
                                                            -------------
FINANCIAL SERVICES--6.68%
       2,200   Americredit Corp.* .......................          40,700
      17,107   First Cash, Inc.* ........................         141,133
       4,400   Metris Companies Inc. ....................         157,025
                                                            -------------
                                                                  338,858
                                                            -------------
HEAVY MACHINERY--0.20%
         303   Manitowoc Company Inc. ...................          10,302
                                                            -------------
HUMAN RESOURCES--2.26%
       5,500   AHLServices, Inc.* .......................         114,812
                                                            -------------
INDUSTRIAL PARTS--0.57%
       4,229   Powell Industries Inc.* ..................          29,074
                                                            -------------
INDUSTRIAL SERVICES & SUPPLIES--4.55%
       9,789   Cornell Corrections Inc. * ...............          81,983
       1,732   Correctional Services Corp.* .............           7,578
       1,819   Greif Brothers Corp. Class A .............          54,115
       8,413   Wackenhut Corp. ..........................          86,759
                                                            -------------
                                                                  230,435
                                                            -------------
INFORMATION & COMPUTER SERVICES--7.01%
       3,600   4Front Technologies, Inc.* ...............          48,150
       2,000   Health Management Systems, Inc.* .........          12,625
       3,131   Maximus, Inc.* ...........................         106,258
       7,224   Pomeroy Computer Resources, Inc* .........          95,718
       1,562   Right Management Consultants, Inc.* ......          17,963
       3,136   SunGard Data Systems Inc.* ...............          74,480
                                                            -------------
                                                                  355,194
                                                            -------------
LEISURE--1.38%
         500   Activision, Inc.* ........................           7,656
       2,193   Meade Instruments Corp.* .................          62,501
                                                            -------------
                                                                   70,157
                                                            -------------
LONG DISTANCE & PHONE COMPANIES--2.51%
       2,200   Viatel, Inc.* ............................         117,975
         225   Z-Tel Technologies, Inc.* ................           9,084
                                                            -------------
                                                                  127,059
                                                            -------------


                                                                               5

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


Number of
 Shares                                                        Value
---------                                                   ------------
COMMON STOCKS--(CONCLUDED)
MEDICAL PRODUCTS--3.36%
       2,929   American Science & Engineering, Inc.* ....   $      21,235
       2,800   Biomatrix Inc.*(1) .......................          53,900
       1,686   Chronimed Inc.* ..........................          12,961
       2,700   Pharmaceutical Product
               Development, Inc.* .......................          32,063
       4,200   Theragenics Corp.* .......................          38,062
         843   Young Innovations Inc.* ..................          12,224
                                                            -------------
                                                                  170,445
                                                            -------------
MEDICAL PROVIDERS--2.81%
      12,480   Counsel Corp. * ..........................          24,960
       3,832   Hooper Holmes Inc. .......................          98,674
         800   Renal Care Group Inc.* ...................          18,700
                                                            -------------
                                                                  142,334
                                                            -------------
MINING & METALS--1.72%
         500   Ball Corp. ...............................          19,688
       1,586   Texas Industries Inc. ....................          67,504
                                                            -------------
                                                                   87,192
                                                            -------------
MOTOR VEHICLES--1.22%
       1,200   Borg Warner Automotive, Inc. .............          48,600
       2,224   Keystone Automotive Industries Inc.* .....          13,066
                                                            -------------
                                                                   61,666
                                                            -------------
OIL REFINING--2.04%
         900   Equitable Resources Inc. .................          30,037
      11,775   Kaneb Services Inc.* .....................          51,516
       1,900   Tesoro Petroleum Corp. ...................          21,969
                                                            -------------
                                                                  103,522
                                                            -------------
OIL SERVICES--1.05%
       4,100   Patterson Energy Inc.* ...................   $      53,300
                                                            -------------
REAL PROPERTY--1.81%
       3,600   Cameron Ashley Building
               Products, Inc.* ..........................          36,000
       5,247   Nobility Homes Inc.* .....................          27,547
         296   NVRInc.* .................................          14,134
         911   Schottenstein Homes Inc. .................          14,177
                                                            -------------
                                                                   91,858
                                                            -------------
RESTAURANTS--1.42%
       1,400   Applebees International, Inc. ............          41,300
       1,472   Jack in the Box Inc.* ....................          30,452
                                                            -------------
                                                                   71,752
                                                            -------------
SECURITIES & ASSET MANAGEMENT--0.73%
       1,981   Raymond James Financial, Inc. ............          37,020
                                                            -------------
SEMICONDUCTOR--1.32%
       1,168   Alpha Industries, Inc.* ..................          66,941
                                                            -------------
SPECIALTY RETAIL--11.99%
       5,683   Intertan Inc.* ...........................         148,468
       1,355   Movado Group Inc. ........................          29,556
       7,745   Musicland Stores Inc.* ...................          65,348
       1,000   PC Connection, Inc.* .....................          34,500
      10,784   Piercing Pagoda, Inc.* ...................         163,108
       2,428   REX Stores Corp.* ........................          84,980
       1,827   Whitehall Jewellers, Inc.* ...............          67,371
         300   Zale Corp.* ..............................          14,513
                                                            -------------
                                                                  607,844
                                                            -------------

Total Common Stocks (cost--$4,060,840) ..................       4,665,129
                                                            -------------

 PRINCIPAL
  AMOUNT
   (000)                                                                     MATURITY DATE     INTEREST RATE       VALUE
---------                                                                   ---------------   ---------------    ----------
U.S. AGENCY OBLIGATION@--8.99%
$     456    Federal Home Loan Bank Discount Note (cost--$455,962) ......       01/03/00           1.500%           455,962
                                                                                                                 ----------
Total Investments (cost--$4,516,802)--101.01% ...........................                                         5,121,091
Liabilities in excess of other assets--(1.01)% ..........................                                           (51,246)
                                                                                                                 ----------
Net Assets--100.00% .....................................................                                        $5,069,845
                                                                                                                 ----------
                                                                                                                 ----------

------------
*    Non-income producing security.
@    Interest rate shown is a discount rate at date of purchase.
(1)  Security, or portion thereof was on loan at December 31, 1999.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999

ASSETS
Investments, at value (cost--$4,516,802) .........................   $ 5,121,091
Investment of cash collateral received for securities
 loaned, at value (cost--$58,900) ................................        58,900
Cash .............................................................           621
Dividends and interest receivable ................................         1,006
Other assets .....................................................            10
                                                                     -----------
Total assets .....................................................     5,181,628
                                                                     -----------
LIABILITIES
Collateral for securities loaned .................................        58,900
Payable to affiliates ............................................         4,109
Accrued expenses and other liabilities ...........................        48,774
                                                                     -----------
Total liabilities ................................................       111,783
                                                                     -----------
NET ASSETS
Beneficial interest shares of $0.001 par value
 outstanding (unlimited amount authorized) .......................     4,175,100
Accumulated net realized gains from investment transactions ......       290,456
Net unrealized appreciation of investments .......................       604,289
                                                                     -----------
Net assets .......................................................   $ 5,069,845
                                                                     -----------
                                                                     -----------
CLASS H
Net assets .......................................................   $ 4,768,559
                                                                     -----------
Shares outstanding ...............................................       312,421
                                                                     -----------
Net asset value, offering price and redemption value per share ...        $15.26
                                                                          ------
                                                                          ------
CLASS I
Net assets .......................................................   $   301,286
                                                                     -----------
Shares outstanding ...............................................        19,752
                                                                     -----------
Net asset value, offering price and redemption value per share ...        $15.25
                                                                          ------
                                                                          ------


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                   FOR THE
                                                                                  YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                               -----------------
INVESTMENT INCOME:
Interest ..................................................................           $   16,273
Dividends (net of foreign withholding taxes of $1,605) ....................               16,084
                                                                                      ----------
                                                                                          32,357
                                                                                      ----------
EXPENSES:
Legal and audit ...........................................................               65,904
Investment advisory and administration ....................................               41,972
Reports and notices to shareholders .......................................               30,530
Trustees' fees ............................................................                7,500
Custody and accounting ....................................................                3,993
Transfer agency fees and related service expenses .........................                2,500
Distribution fees--Class I ................................................                  181
Other expenses ............................................................                9,627
                                                                                      ----------
                                                                                         162,207
Less: Fee waivers and reinbursements from investment adviser ..............                 (195)
                                                                                      ----------
Net expenses ..............................................................              162,012
                                                                                      ----------
Net investment loss .......................................................             (129,655)
                                                                                      ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments .......................................              592,722
Net change in unrealized appreciation/depreciation of investments .........             (148,635)
                                                                                      ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS ............              444,087
                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................           $  314,432
                                                                                      ----------
                                                                                      ----------


                 See accompanying notes to financial statements
8

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    FOR THE PERIOD
                                                                                   FOR THE        SEPTEMBER 28, 1998+
                                                                                 YEAR ENDED             THROUGH
                                                                              DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                              -----------------   -------------------
FROM OPERATIONS:
Net investment loss ..........................................................   $ (129,655)          $  (11,003)
Net realized gains from investments ..........................................      592,722              212,891
Net change in unrealized appreciation/depreciation of investments ............     (148,635)             752,924
                                                                                 ----------           ----------
Net increase in net assets resulting from operations .........................      314,432              954,812
                                                                                 ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investment transactions--Class H ......................     (164,581)            (199,842)
Net realized gain from investment transactions--Class I ......................      (10,076)              --
                                                                                 ----------           ----------
Total distributions to shareholders ..........................................     (174,657)            (199,842)
                                                                                 ----------           ----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares .........................................      638,653            3,305,568
Cost of shares repurchased ...................................................     (140,251)              (3,369)
Proceeds from dividends reinvested ...........................................      374,499               --
                                                                                 ----------           ----------
Net increase in net assets from beneficial interest transactions .............      872,901            3,302,199
                                                                                 ----------           ----------
Net increase in net assets ...................................................    1,012,676            4,057,169
NET ASSETS:
Beginning of period ..........................................................    4,057,169               --
                                                                                 ----------           ----------
End of period ................................................................   $5,069,845           $4,057,169
                                                                                 ----------           ----------
                                                                                 ----------           ----------

---------------
+    Commencement of operations.


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--Small Cap Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund benefits under certain variable contracts.

     Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of

NOTES TO FINANCIAL STATEMENTS


dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 1.00% of the Portfolio's average daily net assets.

     At December 31, 1999, the Fund owed Mitchell Hutchins $4,044 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended December 31, 1999, Mitchell Hutchins waived $14.

     For the year ended December 31, 1999, the Portfolio paid $8,737 in brokerage commissions to PaineWebber for the transactions executed on behalf of the Portfolio.

DISTRIBUTION PLAN

     Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period July 6, 1999 (commencement of issuance of Class I shares) to December 31, 1999, Mitchell Hutchins agreed to waive the $181 distribution fee.

SECURITIES LENDING

   The Portfolio may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of

NOTES TO FINANCIAL STATEMENTS


delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended December 31, 1999, PaineWebber earned $164 in compensation as the Fund's lending agent and the Portfolio earned compensation of $500 net of fees, rebates and expenses. At December 31, 1999, the Fund owed PaineWebber $65 for security lending fees. PaineWebber also has been approved as a borrower under the Portfolio's securities lending program.

     As of December 31, 1999, the Fund's custodian held debt securities having an aggregate value of $58,900 as collateral for portfolio securities loaned having a market value of $54,612 which was invested in the following money market funds:

NUMBER OF
 SHARES
---------
   38,234    Liquid Assets Portfolio .......................................................    $38,234
   19,681    Mitchell Hutchins Private Money Market Fund LLC ...............................     19,681
      985    Prime Portfolio ...............................................................        985
                                                                                                -------
             Total investments of cash collateral for securities on loan (cost--$58,900) ...    $58,900
                                                                                                -------
                                                                                                -------

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For year ended December 31, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At December 31, 1999, the components of net unrealized appreciation of investments were as follows:

     Gross appreciation (investments having an excess of value over cost) .........      $1,168,586
     Gross depreciation (investments having an excess of cost over value) .........        (564,297)
                                                                                         ----------
     Net unrealized appreciation of investments ...................................      $  604,289
                                                                                         ----------
                                                                                         ----------

     For the year ended December 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $4,136,381 and $3,847,975, respectively.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS


     To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, the Portfolio's net investment loss was reduced by $129,655 and accumulated net realized gains were reduced by $129,655. Permanent book/taxes differences are primarily attributable to net operating losses.

SHARES OF BENEFICIAL INTEREST

     There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                 CLASS H                                CLASS I
                                            ------------------------------------------------     ---------------------
                                                                          FOR THE PERIOD             FOR THE PERIOD
                                                    FOR THE             SEPTEMBER 28, 1998+         JULY 6, 1999+
                                                  YEAR ENDED                  THROUGH                  THROUGH
                                                DECEMBER 31, 1999        DECEMBER 31, 1998         DECEMBER 31, 1999
                                            ----------------------    ----------------------     ---------------------
                                            SHARES        AMOUNT      SHARES        AMOUNT       SHARES       AMOUNT
                                            ------       ---------    ------      ----------     ------      ---------
Shares sold ..........................      24,686       $ 347,797    272,563     $3,305,568     19,994      $ 290,856
Shares repurchased ...................      (9,124)       (126,800)      (225)        (3,369)      (912)       (13,451)
Dividends reinvested .................      24,521         364,424        --             --         670         10,075
                                            ------       ---------    -------     ----------     ------      ---------
Net increase .........................      40,083       $ 585,421    272,338     $3,302,199     19,752      $ 287,480
                                            ------       ---------    -------     ----------     ------      ---------
                                            ------       ---------    -------     ----------     ------      ---------

-----------------

+ Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                   CLASS H                       CLASS I
                                                                   --------------------------------------   -----------------
                                                                                        FOR THE PERIOD       FOR THE PERIOD
                                                                        FOR THE       SEPTEMBER 28, 1998+     JULY 6, 1999+
                                                                      YEAR ENDED            THROUGH              THROUGH
                                                                   DECEMBER 31, 1999   DECEMBER 31, 1998    DECEMBER 31, 1999
                                                                   -----------------  -------------------   -----------------
Net asset value, beginning of period ............................        $14.90             $12.00               $14.70
                                                                         ------             ------               ------
Net investment loss .............................................         (0.41)             (0.04)               (0.12)
Net realized and unrealized gains (losses) from investments .....          1.32               3.67                 1.22
                                                                         ------             ------               ------
Net increase (decrease) from investment operations ..............          0.91               3.63                 1.10
                                                                         ------             ------               ------
Distributions from net realized gains from investments ..........         (0.55)             (0.73)               (0.55)
                                                                         ------             ------               ------
Net asset value, end of period ..................................        $15.26             $14.90               $15.25
                                                                         ------             ------               ------
                                                                         ------             ------               ------
Total investment return(1) ......................................          6.13%             30.36%                7.51%
                                                                         ------             ------               ------
                                                                         ------             ------               ------
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................        $4,769             $4,057              $   301
Expenses to average net assets, net of waivers(2) ...............          3.86%(2)           1.94%*               3.80%*
Net investment loss to average net assets, net of waivers(3) ....         (3.09)%(3)         (1.27)%*             (3.13)%*
Portfolio turnover rate .........................................            98%                17%                  98%

------------------

+    Commencement of issuance of shares.
*    Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) During the period ended December 31, 1999 Mitchell Hutchins waived a portion of its fees. The ratios excluding the waiver would have been 3.86% and 4.05% for Class H and Class I, respectively.
(3) During the period ended December 31, 1999 Mitchell Hutchins waived a portion of its fees. The ratios excluding the waiver would have been (3.09)% and (3.38)% for Class H and Class I, respectively.

MITCHELL HUTCHINS SERIES TRUST--SMALL CAP PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Small Cap Portfolio

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Small Cap Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the period September 28, 1998 (commencement of operations) through December 31, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Small Cap Portfolio at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

New York, New York
February 16, 2000

                               ANNUAL REPORT


--------------------------------------------------------------------------------
                                                    MITCHELL

                                                    HUTCHINS SERIES

                                                    TRUST



                                                    SMALL CAP

                                                    PORTFOLIO




                                                    DECEMBER 31, 1999






                        -C-2000 PaineWebber Incorporated
                              All rights reserved.
                                   Member SIPC